SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 1, 2014

Date of report (Date of earliest event reported)

Rotate Black, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada 0-14039 75-3225181
(State or Other Jurisdiction of (Commission File Number) (I.R.S. Employer Identification No.) Incorporation)

201 East Mitchell, 175
PETOSKEY, MI 49770
(Address of Principal Executive Offices) (Zip Code)

(231) 347-0777
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As noted in prior filings, the Company’s primary focus is the development of a hotel and casino in Gulfport, Mississippi under a management agreement with Rotate Black MS, LLC, a Mississippi limited liability company.

Pursuant to this endeavor, the Company has updated its development plan and is currently seeking and evaluating financing options with respect to the development.

The Hemingway branded project, when completed, will now include a 50,000 square foot gaming floor, 300 room hotel, 712 space parking garage, steakhouse, buffet, café, feature lounges and a boutique pool and spa area.

Item 9.01 None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Rotate Black, Inc.
(Registrant)

Date: December 1, 2014	By:	/s/ JOHN C. PAULSEN
Name: John C. Paulsen
Title: Chief Executive Officer